EXHIBIT 10.3

                                                               EXECUTION VERSION

               THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

      THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 30, 2004 (this "Amendment"), is entered into among WERNER FUNDING CORPORATION, a Delaware corporation (the "Seller"), WERNER CO., a Pennsylvania corporation (the "Servicer"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (the "Issuer") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrator (the "Administrator").

                                    RECITALS

      1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of May 29, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

      2. Amendment to Agreement. The Agreement is hereby amended as follows:

            2.1 The definition of "Delinquency Ratio" in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

            ""Delinquency Ratio" means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Pool Receivables on such day; provided that, solely for the purposes of calculating the Delinquency Ratio, Receivables, the Obligor of which is Home Depot, that were Delinquent Receivables as of July 30, 2004, shall not be included in clause (a) above."

      3. Representations and Warranties; No Default. The Seller hereby represents and warrants to each of the parties hereto as follows:

                  (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

                  (b) No Default. Both before and immediately after giving
            effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof, "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                         WERNER FUNDING CORPORATION,
                                         as Seller

                                         By:    /s/ LARRY V. FRIEND
                                                ---------------------
                                         Name:      Larry V. Friend
                                         Title:        CFO

                                         WERNER CO., as Servicer

                                         By:    /s/ LARRY V. FRIEND
                                                ---------------------
                                         Name:      Larry V. Friend
                                         Title:        CFO

                                                 Third Amendment to RPA (Werner)

MARKET STREET FUNDING CORPORATION,
as Issuer

By:    /s/ EVELYN ECHEVARRIA
       ---------------------
Name:      Evelyn Echevarria
Title:     VICE PRESIDENT

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:    /s/ JOHN T. SMATHERS
       ---------------------
Name:      John T. Smathers
Title:     VICE PRESIDENT

                                                 Third Amendment to RPA (Werner)

                                      S-2